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                                                                  EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Hosting Site Network, Inc. (the "Company") on Form 10-QSB for the quarter ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott Vicari, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Scott Vicari
-----------------------------------------------
Name:  Scott Vicari
Title: Chief Executive and Financial Officer
Date:  February 19, 2003


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